UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	January 25, 2005

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        The Compensation and Personnel Committee (the “Committee”) of the Board of Directors (the “Board”) of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IP&L”) and Wisconsin Power and Light Company (“WP&L,” and together with Alliant Energy and IP&L, the “Company”) administers the Alliant Energy Corporation Management Incentive Compensation Plan (the “MICP”), which is an annual cash bonus plan. Pursuant to authorization by the Committee, the performance goals under the MICP for 2005 for the Company’s executive officers were established on January 25, 2005. Under the MICP, the Company’s executive officers will be eligible to receive up to two times a target cash bonus for 2005 equal to the following percentages of their respective base salaries: Erroll B. Davis, Jr., 80%; William D. Harvey, 65%; Eliot G. Protsch, 55%; Barbara J. Swan, 50%; Thomas L. Aller, 40%, Thomas L. Hanson, 30%; and John E. Kratchmer, 30%. The bonus will be based on achieving the following performance goals with each factor weighted as noted below: (a) financial goals consisting of achievement of specified levels of one or more of: earnings per share from continuing operations, cash flows from operations, rates of return, O&M spending and/or capital spending; (b) certain operational and strategic goals; (c) certain goals relating to environmental, health and safety and diversity matters; and (d) certain goals relating to leadership tasks. The foregoing factors will be weighted 50%, 30%, 10% and 10%, respectively, for each of the executive officers.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On January 26, 2005, the Board increased the size of the Board from nine directors to ten directors and appointed William D. Harvey as a new director of the Company to fill the vacancy created by such increase. No decision has been made to appoint Mr. Harvey to any committee of the Board as of the date of this Current Report. Mr. Harvey is the President and Chief Operating Officer of Alliant Energy and the Chief Operating Officer of each of IP&L and WP&L. Mr. Harvey will stand for election at the Company’s 2005 Annual Meeting of Shareowners as a nominee for director to serve until the Company’s 2008 Annual Meeting of Shareowners.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
By: /s/ John E. Kratchmer
Date: January 27, 2005	John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
INTERSTATE POWER AND LIGHT COMPANY
By: /s/ John E. Kratchmer
Date: January 27, 2005	John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
WISCONSIN POWER AND LIGHT COMPANY
By: /s/ John E. Kratchmer
Date: January 27, 2005	John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer